EXHIBIT 10.18

GREENLIGHT CAPITAL RE, LTD.

SECOND AMENDED AND RESTATED

2004 STOCK INCENTIVE PLAN

1.

Purposes.

(a)

Eligible Award Recipients.  The persons eligible to receive Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(b)

Available Awards.  The purpose of the Plan is to provide a means by which eligible Employees, Directors and Consultants may be given an opportunity to benefit from increases in value of the Shares through the granting of the following awards:  (i) stock options, (ii) stock bonuses and (iii) restricted stock (collectively, “Awards”).  The Plan was initially adopted on August 12, 2004, was initially amended and restated effective as of August 15, 2005 and was further amended and restated effective as of February 14, 2007.

(c)

General Purpose.  The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.

Definitions.

(a)

“Affiliate” means any subsidiary of the Company or any entity selected by the Board to participate in this Plan.

(b)

“Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award.  Each Award Agreement shall be subject to the terms and conditions of the Plan (and in the event of any inconsistency between the terms of an Agreement and the Plan, the terms of the Plan will override).

(c)

“Award” has the meaning set forth in Section 1(b) of the Plan.

(d)

“Board” means the board of directors of the Company.

(e)

“Cause” means, if the Participant is a party to an employment agreement or other agreement for services with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition therein contained, or, if no such agreement or definition exists, it shall mean a Participant’s (i) material breach of any of such Participant’s covenants or obligations under any applicable employment agreement or agreement for services or non-compete agreement; (ii) continued failure after written notice from the Company or any applicable Affiliate to satisfactorily perform assigned job responsibilities or to follow the reasonable instructions of such Participant’s superiors, including, without limitation, the Board; (iii) commission of a crime constituting a criminal offense or felony (or its equivalent) under the laws of any jurisdiction in which the Company or any applicable Affiliate conducts its business or other crime involving moral turpitude; or (iv) material violation of any material law or regulation (including, without limitation, the Foreign Corrupt Practices Act or any similar non-U.S. statute) or any policy or code of conduct adopted by the Company or engaging in any other form of misconduct which, if it were made public, could reasonably be expected to adversely affect the business reputation or affairs of the Company or of an Affiliate.  The Board or Committee, in good faith, shall determine all matters and questions relating to whether a Participant has been discharged for Cause.

(f)

“Change in Control” means the occurrence of one of the following events:

(i)

any “person” or “group” becomes the “beneficial owner” (as such terms are used in Rule 13d-3 promulgated under the U.S. Securities Exchange Act of 1934, as amended, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 51% or more of the Shares (measured by voting power rather than number of shares); provided, however, that an event described in this paragraph (i) shall not be deemed to be a Change in Control if any of following becomes such a beneficial owner: (A) any tax-qualified, broad-based employee benefit plan sponsored or maintained by the Company or any majority-owned subsidiary, (B) any Company underwriter temporarily holding securities pursuant to an offering of such securities, or (C) any person or group pursuant to a Non-Qualifying Transaction (as defined in paragraph (ii)); or

(ii)

the Company consolidates or merges with or into any other person or group or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets and the assets of the Company’s direct and indirect subsidiaries (on a consolidated basis) to any other person or group, in either one transaction or a series of related transactions which occur within six months, other than a consolidation or merger or disposition of assets: (A) of or by the Company into or to a 100% owned subsidiary of the Company, or (B) pursuant to a transaction in which the outstanding Shares are changed into or exchanged for securities or other property with the effect that the beneficial owners of the outstanding Shares immediately prior to such transaction, beneficially own, directly or indirectly, at least a majority of the Shares (measured by voting power rather than number of shares) of the surviving corporation or the person or group to whom the Company’s assets are transferred immediately following such transaction (any transaction which satisfies the criteria specified in (A) or (B) above shall be deemed to be a “Non-Qualifying Transaction”).

(g)

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(h)

“Committee” means the Board, unless and until a committee of one or more members of the Board is appointed by the Board in accordance with Section 3(c) of the Plan.

(i)

“Company” means Greenlight Capital Re, Ltd., its successors and assigns.

(j)

“Consultant” means any person, including an advisor, who is engaged by the Company or an Affiliate to render consulting or advisory services and who is not either an Employee or Director.

(k)

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, has not been interrupted or terminated.  The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service.  For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service.  The Board or the Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted.

(l)

“Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(m)

“Director” means a member of the Board or any member of the board of directors of any Affiliate.

(n)

“Disability” means, if the Participant is a party to an employment agreement or other agreement for services with the Company or its Affiliates and such agreement provides for a definition of Disability, the definition therein contained, or, if no such agreement or definition exists, it shall mean the failure of any Participant to perform his or her duties due to physical or mental incapacity as determined by the Committee.

(o)

“Effective Date” shall mean August 12, 2004.

(p)

“Employee” means any person employed by the Company or an Affiliate.

(q)

“Event” has the meaning set forth in Section 11(a) of the Plan.

(r)

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(s)

“Fair Market Value” per share as of a particular date shall mean the last reported sale price (on the day immediately preceding such date) of the Shares on any national securities exchange or national market system upon which price quotations for the Company’s Shares are regularly available; provided, however, that at any time that the Shares of the Company are not traded on a public exchange, Fair Market Value per share shall mean, as of any date, except as may otherwise be provided in an Award Agreement, the fair market value on such date as determined in good faith by the Board.

(t)

“Foreign Corrupt Practices Act” means the U.S. Foreign Corrupt Practices Act.

(u)

“Initial Public Offering” means the consummation of the first public offering of the Shares pursuant to a registration statement filed with, and declared effective by, the applicable regulatory and/or governing body.

(v)

“Non-Employee Director” means a Director who serves on the Board and who is a “non-employee director” within the meaning of Rule 16b-3 and who is also an “outside director” within the meaning of Section 162(m) of the Code.

(w)

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(x)

“Option” means a non-qualified stock option to purchase Shares which is not intended to be an “incentive stock option” within the meaning of Section 422 of the Code.

(y)

“Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant.  Option Agreements shall be subject to the terms and conditions of the Plan and need not be identical (and may include a term to the effect that, in the event of any inconsistency between the terms of an Option Agreement and the Plan, the terms of the Plan will prevail);

(z)

“Optionee” means a person holding an Option granted pursuant to the Plan.

(aa)

“Participant” means a person holding an Award granted pursuant to the Plan.

(bb)

“Plan” means the Greenlight Capital Re, Ltd. Amended and Restated 2004 Stock Incentive Plan.

(cc)

 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(dd)

“Sarbanes-Oxley Act of 2002” means that certain U.S. federal legislation adopted on July 30, 2002, as amended or supplemented from time to time, or any U.S. federal statute or regulation adopted by the U.S. Securities and Exchange Commission in effect that has replaced, amended or supplemented or will replace, amend or supplement such statute, and any reference in this Plan to a provision of the Sarbanes-Oxley Act of 2002 or a rule or regulation promulgated thereunder or in connection therewith means such provision, rule or regulation as amended or supplemented from time to time or any provision of a federal law, or any federal rule or regulation, from time to time in effect that has replaced such provision, rule or regulation.

(ee)

“SEC” means the U.S. Securities and Exchange Commission.

(ff)

“Securities Act” means the U.S. Securities Act of 1933, as amended.

(gg)

“Shares” means the Class A ordinary shares of the Company, $0.10 par value per share.

3.

Administration.

(a)

Administration.  The Plan shall be administered by the Board and, if and when appointed, the Committee.

(b)

Powers of Committee.  The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)

To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Awards shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award; and the number of Shares with respect to which an Award shall be granted to each such person.

(ii)

To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective, but it may not do so to the extent that such correction materially prejudices the recipients of any Awards.  The Committee shall expressly have the authority to adopt any modifications, procedures and sub-plans as may be necessary or desirable to comply with provisions of the law of foreign countries in which the Company or its Affiliates may operate to assure the viability of the benefits from Awards granted to Participants employed or providing services in such countries and to meet the objectives of the Plan.  If, in connection with the adoption of a sub-plan of the Plan, approval is required from any applicable agency of any other country or jurisdiction, the Committee shall have the authority to seek such approval and the adoption of the sub-plan shall be conditioned on such approval being obtained.

(iii)

Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c)

Delegation to Committee.  The entire Board may comprise the Committee or the Board may delegate administration of the Plan to a Committee which, if required under applicable law, shall consist of two (2) or more Non-Employee Directors.  In such event, the term “Committee” shall apply to any person or persons to whom such authority has been delegated.  Furthermore, unless a Committee has been appointed by the Board, any reference to the Committee in the Plan shall mean the Board.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee) subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and re-vest in the Board the administration of the Plan.  The Board may also (A) delegate to a committee of one or more members of the Board who are not “outside directors” within the meaning of Section 162(m) of the Code the authority to grant Awards to eligible persons who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (B) delegate to a committee of one or more members of the Board who are not “non-employee directors” within the meaning of Rule 16b-3 the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)

Effect of Committee’s Decision.  All determinations, interpretations and constructions made by the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.  Members of the Committee and any officer or employee of the Company or any Affiliate acting at the direction of the Committee shall (as far as permitted by applicable law) not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination.

4.

Shares Subject to the Plan.

Subject to the provisions of Section 11, the total number of Shares that shall be available for the grant of Awards under the Plan shall not exceed in the aggregate 2,000,000 Shares.  If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised or realized in full, the Shares not acquired under such Award shall again become available to be made subject to Awards under the Plan.  The Shares subject to the Plan may be authorized but unissued shares or shares reacquired by the Company in any manner.

5.

Eligibility.

(a)

Eligibility for Options.  Options may be granted to Employees, Directors and Consultants.

(b)

Section 162(m) Limitation.  Subject to the provisions of Section 11, no Employee shall be eligible to be granted Options to acquire more than 500,000 Shares during any calendar year.

(c)

Consultants.

(i)

At any time that the Shares are not publicly traded, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Committee determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

(ii)

At any time that Shares are publicly traded, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (A) that such grant either (1) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (2) does not require registration under the

Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (B) that such grant complies with the securities laws of all other relevant jurisdictions.

(iii)

Rule 701 and Form S-8 generally are available to Consultants and advisors only if (a) they are natural persons; (b) they provide bona fide services to the issuer, its parent, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent; and (c) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

6.

Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate.  The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)

Term.  No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b)

Exercise Price of an Option.  The exercise price of each Option shall be established by the Committee but shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares subject to the Option on the date the Option is granted (and not less than the par value of the Shares).

(c)

Consideration.  The purchase price of Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or cashiers’ check at the time the Option is exercised or (ii) at the discretion of the Committee at the time of the grant of the Option or subsequently (A) by delivery to the Company of other Shares having an aggregate Fair Market Value equal to the exercise price to be satisfied by their delivery or (B) in any other form of legal consideration that may be acceptable to the Committee, including, without limitation, a “cashless” exercise program established with a broker that does not violate the Sarbanes-Oxley Act of 2002.  Unless otherwise specifically provided in the Option, the purchase price of Shares acquired pursuant to an Option that is paid by delivery to the Company of other Shares acquired, directly or indirectly from the Company, shall be paid only by Shares that have been held by the Optionee for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

(d)

Transferability of Options.  An Option shall be transferable to the extent provided in the Option Agreement.  If the Option does not provide for transferability, then the Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee.  Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death or incapacity of the Optionee, shall thereafter be entitled to exercise the Option.

(e)

Vesting.  The total number of Shares subject to an Option may, but need not, vest and become exercisable in periodic installments that may, but need not, be equal.  The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate.  The vesting provisions of individual Options may vary.  The provisions of this Section 6(e) are subject to any Option provisions governing the minimum number of Shares as to which an Option may be exercised.  No Option may be exercised for a fraction of a Share.

(f)

Termination of Continuous Service. Unless otherwise provided in an Option Agreement, in the event an Optionee’s Continuous Service terminates (other than upon the Optionee’s death or Disability), all unvested Options shall terminate and the Optionee may exercise his or her vested Options, but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee’s Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement; provided, that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable.  If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(g)

Disability of Optionee.  Unless otherwise provided in an Option Agreement, in the event that an Optionee’s Continuous Service terminates as a result of the Optionee’s Disability, all unvested Options shall terminate and the Optionee (or a person designated to exercise the Option upon the Optionee’s Disability pursuant to Section 6(d)) may exercise his or her vested Options, but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate.

(h)

Death of Optionee.  Unless otherwise provided in an Option Agreement, in the event an Optionee’s Continuous Service terminates as a result of the Optionee’s death, then all unvested Options shall terminate and the vested Options may be exercised by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionee’s death pursuant to Section 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death or (ii) the expiration of the term of such Option as set forth in the Option Agreement.  If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(i)

Change in Control.  Unless otherwise provided in an Option Agreement and except as otherwise provided in the Plan, a Change in Control shall not effect any Options granted under the Plan.

7.

Provisions of Awards Other Than Options.

(a)

Stock Bonus Awards.  Each Agreement evidencing a stock bonus shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate.  The terms and conditions of such Agreements may change from time to time, and the terms and conditions of separate Agreements need not be identical, but each such Agreement shall include (through incorporation of provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)

Consideration.  A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate.

(ii)

Vesting.  Shares awarded under the stock bonus Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

(iii)

Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may reacquire, for par value, any or all of the Shares held by the Participant which have not vested as of the date of termination under the terms of the applicable Agreement.

(iv)

Transferability.  Shares under the applicable Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Agreement, as the Committee shall determine in its discretion, so long as the Shares awarded under the Agreement remains subject to the terms of the Agreement.

(b)

Restricted Stock Awards.  Each such Agreement evidencing a grant of restricted Shares shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate.  The terms and conditions of such Agreements may change from time to time, and the terms and conditions of separate Agreements need not be identical, but each such Agreement shall include (through incorporation of provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)

Purchase Price.  The purchase price of Awards of restricted Shares shall be determined by the Committee, which shall in no event be less than the par value per share.

(ii)

Consideration.  The purchase price of Shares acquired pursuant to the applicable Agreement shall be paid either:  (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other similar arrangement with the Participant to the extent it does not violate the Sarbanes-Oxley Act of 2002 or any other applicable law; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion.

(iii)

Vesting.  Restricted Shares shall vest in accordance with a vesting schedule to be determined by the Committee under the applicable Agreement and may, but need not, be subject to a share repurchase option in favor of the Company.

(iv)

Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire, for par value, any or all of the Shares held by the Participant which have not vested as of the date of termination under the terms of the applicable Agreement.

(v)

Transferability.  Restricted Shares under the Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Agreement, as the Committee shall determine in its discretion, so long as Shares awarded under the Agreement remain subject to the terms of the Agreement.

8.

Covenants of the Company

(a)

Availability of Shares.  During the terms of the Awards, the Company shall keep available at all times the number of Shares required to satisfy such Awards.

(b)

Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell Shares upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act or any other applicable law of the United States or otherwise the Plan, any Awards or any Shares issued or issuable pursuant to any such Awards.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon grant or exercise of such Awards unless and until such authority is obtained.

9.

Use of Proceeds from Stock.

Proceeds from the sale of Shares pursuant to the grant or exercise of Awards shall constitute general funds of the Company.

10.

Miscellaneous.

(a)

Acceleration of Exercisability and Vesting.  The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(b)

Shareholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and has become the registered holder of such shares.

(c)

No Employment or other Service Rights.  Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant with or without notice and with or without Cause or (iii) the service of a Director pursuant to the Memorandum and Articles of Association of the Company or an Affiliate, and any applicable provisions of the corporate law of the jurisdiction in which the Company or the Affiliate is incorporated, as the case may be.

(d)

Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Shares under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Shares subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Shares; and (iii) to execute a Shareholders’ Agreement or such other documentation as the Company may require.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the Shares upon the exercise or acquisition of Shares under the Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Shares.

(e)

Withholding Obligations.  The Company shall have the right to deduct from any compensation paid to the Participant pursuant to the Plan the amount of taxes required by law to be withheld therefrom, or to require the Participant to pay the Company in cash such amount required to be withheld.  To the extent provided by the terms of an Award Agreement, the Participant may satisfy any foreign, federal, state or local tax withholding obligation relating to the exercise or acquisition of Shares under an Award by any of the following means (in addition to the Company’s right to withhold or to direct the withholding from any compensation paid to the Participant by the Company or by an Affiliate) or by a combination of such means:  (i) tendering a cash payment; (ii) authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant as a result of the exercise or acquisition of Shares under the Award; provided, however, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company or to an Affiliate, owned and unencumbered Shares not acquired from the Company with a Fair Market Value equal to the amount of tax liability to be satisfied by their delivery.

11.

Adjustments Upon Changes in Stock.

(a)

Capitalization Adjustments. In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets or stock of the Company, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event (an “Event”), and in the Committee’s opinion, such event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee shall, in such manner as it may deem equitable, without limitation, adjust any or all of the following: (i)  the number and kind of Shares (or other securities or property) with respect to which Awards may be granted or awarded; (ii) the number and kind of Shares (or other securities or property) subject to all or any outstanding Awards; and (iii) the grant or exercise price with respect to all or any outstanding Awards.  The Committee’s determination under this Section 11(a) shall be final, binding and conclusive.

(b)

Termination of Awards.  Unless otherwise provided in an Award Agreement, upon the occurrence of an Event, or other similar corporate event or transaction in which outstanding Awards are not to be assumed by the surviving entity or otherwise continued following such an Event or other similar corporate event or transaction, the Committee may, in its discretion, terminate any outstanding Award without a Participant’s consent and (i) provide for the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested (based on the Fair Market Value of the shares on the date of such termination) or the replacement of such Award with other rights or property selected by the Committee in its sole discretion and/or (ii) provide that such Award shall be exercisable (whether or not vested) as to all shares covered thereby for at least thirty (30) days prior to such Event or other similar corporate event or transaction but will terminate at the end of that period.

(c)

Future Transactions.  The existence of the Plan, the Award Agreements and the Award granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.

Amendment of the Plan and Awards.

(a)

Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan.  However, except as provided in Section 11 relating to adjustments upon changes in Shares, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law or any national securities exchange listing requirements.

(b)

Stockholder Approval.  The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c)

Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder and/or to bring the Plan into compliance therewith.

(d)

No Impairment of Rights.  Subject to Section 11, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e)

Amendment of Awards.  Subject to Section 11, the Board at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.

Termination or Suspension of the Plan.

(a)

Plan Term.  The Committee may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)

No Impairment of Rights.  Subject to Section 11, suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the Participant.

14.

Repurchase Right.

(a)

Options.  Prior to an Initial Public Offering, to the extent permitted by applicable law, if any Participant (i) resigns or terminates his Continuous Service for any reason or (ii) is discharged by the Company for any reason, the Company shall have the right (but not the obligation) within ninety (90) days following such termination, or such shorter period if required by applicable law, to elect to purchase some or all of the Participant’s outstanding and vested Options held by the Participant upon such termination for an amount in cash, equal to the number of Shares subject to such Option multiplied by the difference between (1) the Fair Market Value of one Share on the date the Company elects to purchase such Option and (2) the exercise price per Share of the Option.

(b)

Shares.  Prior to an Initial Public Offering, to the extent permitted by applicable law, if any Participant (i) resigns or terminates his Continuous Service for any reason or (ii) is discharged by the Company for any reason, the Company shall have the right (but not the obligation) within ninety (90) days following such termination, or such shorter period if required by applicable law, to elect to purchase some or all of the Shares acquired by the Participant as a result of the grant or exercise of Awards under the Plan, at their then current Fair Market Value.

(c)

Closing.  In the event the Company elects to purchase Options and/or Shares pursuant to this Section 14, the selling Participant shall sell and the Company shall purchase the Options and/or Shares as soon as administratively feasible following the exercise of the Company’s rights under this Section 14, but in any event no later than ninety (90) days thereafter.

15.

Section 409A of the Code.

This Plan is intended to comply with Section 409A of the Code and shall be administered, construed and interpreted in accordance with such intent.  To the extent that an Award, issuance and/or payment under the Plan is subject to Section 409A of the Code, it shall be awarded and/or issued or paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the U.S. Secretary of the Treasury and the Internal Revenue Service with respect thereto (the “Guidance”).  Any provision of this Plan that would cause an Award, issuance and/or payment to fail to satisfy Section 409A of the Code shall have no force and effect until amended by the Committee, with or without the consent of any Participant, to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by the Guidance).

16.

Effective Date of Plan.

The Plan shall become effective as of the Effective Date.

17.

Choice of Law.

The laws of the Cayman Islands shall govern all questions concerning the construction, validity and interpretation of this Plan.